UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 5, 2009 (May 5, 2009)

SPECTRUM BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-13615	22-2423556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 3300 Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 829-6200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

⃞     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

The following information, including the Exhibit referenced in this Item 2.02 to the extent the Exhibit discusses financial results for the Company’s fiscal second quarter ended March 29, 2009, is being furnished pursuant to this Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On May 5, 2009, Spectrum Brands, Inc. (the "Company") issued a press release discussing, among other things, its financial results for its fiscal second quarter ended March 29, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this report.

Forward Looking Information

This Current Report on Form 8-K contains forward-looking statements, which are based on the Company's current expectations and involve risks and uncertainties.  The Company cautions the reader that actual results could differ materially from the expectations described in the forward-looking statements.  These risks and uncertainties include of (1) risks that the bankruptcy filing and the related cases disrupt current plans and operations; (2) risks that the Company's businesses could suffer from the loss of key customers, suppliers or personnel during the pendency of the bankruptcy cases, (3) risks that the Company will not be able to maintain sufficient liquidity for the pendency of the bankruptcy cases, (4) risks that the Company’s proposed plan of reorganization is not confirmed or timely confirmed and implemented as proposed, (5) risks that the Company will not be able to secure satisfactory exit financing to emerge from the bankruptcy cases, (6) risks that changes and developments in external competitive market factors, such as introduction of new product features or technological developments, development of new competitors or competitive brands or competitive promotional activity or spending, (7) changes in consumer demand for the various types of products Spectrum Brands offers, (8) unfavorable developments in the global credit markets, (9) the impact of overall economic conditions on consumer spending, (10) fluctuations in commodities prices, the costs or availability of raw materials or terms and conditions available from suppliers, (11) changes in the general economic conditions in countries and regions where Spectrum Brands does business, such as stock market prices, interest rates, currency exchange rates, inflation and consumer spending, (12) the Company’s ability to successfully implement manufacturing, distribution and other cost efficiencies and to continue to benefit from its cost-cutting initiatives, (13) unfavorable weather conditions and (14) other factors, which can be found in the Company’s securities filings, including the most recently filed Annual Report on Form 10-K.  The Company also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 5, 2009	SPECTRUM BRANDS, INC.

		By:	/s/ Anthony L. Genito
			Name:	Anthony L. Genito
			Title:	Executive Vice President,
Chief Financial Officer and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated May 5, 2009